                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Sections 13 or 15(d) of the


                         Securities Exchange Act of 1934



                     Date of Report (Date of earliest event
                           reported): September 9, 2002



                   The Hartford Financial Services Group, Inc.
             (Exact name of registrant as specified in its charter)



        Delaware                    0-19277                  13-3317783
-------------------------   -------------------------   ------------------------
    (State or other        (Commission File Number)       (I.R.S. Employer
    jurisdiction of                                       Identification No.)
    incorporation)

                   The Hartford Financial Services Group, Inc.
                                 Hartford Plaza
                        Hartford, Connecticut 06115-1900
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (860) 547-5000
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The following documents are filed with reference to and hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-88762), of The Hartford Financial Services Group, Inc. (the "Company") filed with the Securities and Exchange Commission on May 21, 2001:

(c) Exhibits

Exhibit 1.1 Underwriting Agreement General Terms and Conditions, dated September 9, 2002, including the Pricing Agreement, dated September 9, 2002 (Common Stock of the Company).

Exhibit 1.2 Underwriting Agreement General Terms and Conditions, dated September 9, 2002, including the Pricing Agreement, dated September 9, 2002 (Equity Units of the Company).

Exhibit 4.1 Supplemental Indenture No. 2, dated as of September 13, 2002, to the Senior Indenture, dated as of October 20, 1995, between ITT Hartford Group, Inc. ("ITT Hartford") and The Chase Manhattan Bank (National Association) as Trustee, between the Company and JPMorgan Chase Bank, as Trustee.

Exhibit 4.2 Purchase Contract Agreement, dated as of September 13, 2002, between the Company and JPMorgan Chase Bank, as Purchase Contract Agent.


Exhibit 4.3 Pledge Agreement, dated as of September 13, 2002, between the Company and JPMorgan Chase Bank, as Purchase Contract Agent.


Exhibit 4.4 Remarketing Agreement, dated as of September 13, 2002, between the Company and Morgan Stanley & Co. Incorporated, as the Remarketing Agent, and JPMorgan Chase Bank, as Purchase Contract Agent.

Exhibit 5.1     Opinion of Debevoise & Plimpton (Common Stock of the Company).

Exhibit 5.2     Opinion of Debevoise & Plimpton (Equity Units of the Company).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     The Hartford Financial Services Group, Inc.
                                     -------------------------------------------
                                     (Registrant)



Date:  September 17, 2002            By:   /s/ Neal S. Wolin
                                            ---------------------------
                                           Name:  Neal S. Wolin
                                           Title: Executive Vice President
                                                  and General Counsel

                                EXHIBIT INDEX


EXHIBIT NUMBER                       DESCRIPTION
--------------    --------------------------------------------------
Exhibit 1.1       Underwriting Agreement General Terms and Conditions, dated
                  September 9, 2002, including the Pricing Agreement, dated
                  September 9, 2002 (Common Stock of the Company).


Exhibit 1.2 Underwriting Agreement General Terms and Conditions, dated September 9, 2002, including the Pricing Agreement, dated September 9, 2002 (Equity Units of the Company).


Exhibit 4.1 Supplemental Indenture No. 2, dated as of September 13, 2002, to the Senior Indenture, dated as of October 20, 1995, between ITT Hartford Group, Inc. ("ITT Hartford") and The Chase Manhattan Bank (National Association) as Trustee, between the Company and JPMorgan Chase Bank, as Trustee.


Exhibit 4.2 Purchase Contract Agreement, dated as of September 13, 2002, between the Company and JPMorgan Chase Bank, as Purchase Contract Agent.


Exhibit 4.3 Pledge Agreement, dated as of September 13, 2002, between the Company and JPMorgan Chase Bank, as Purchase Contract Agent.


Exhibit 4.4 Remarketing Agreement, dated as of September 13, 2002, between the Company and Morgan Stanley & Co. Incorporated, as the Remarketing Agent, and JPMorgan Chase Bank, as Purchase Contract Agent.

Exhibit 5.1       Opinion of Debevoise & Plimpton (Common Stock of the Company).

Exhibit 5.2       Opinion of Debevoise & Plimpton (Equity Units of the Company).